UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 19, 2010

ON2 TECHNOLOGIES, LLC

(Exact name of registrant as specified in its charter)

Delaware	1-15117	27-1914543
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Amphitheatre Parkway

Mountain View, CA 94043

(Address of principal executive offices, including zip code)

(650) 253-0000

(Registrant’s telephone number, including area code)

On2 Technologies, Inc.

3 Corporate Drive, Suite 100, Clifton Park, NY 12065

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction

Pursuant to that certain Agreement and Plan of Merger, dated as of August 4, 2009 (the “Merger Agreement”), by and among Google Inc., a Delaware corporation (“Google”), Oxide Inc., a Delaware corporation and a wholly-owned subsidiary of Google (“Sub I”), and On2 Technologies, Inc., (“On2”), as amended by Amendment No. 1 to the Agreement and Plan of Merger, dated as of January 7, 2010 (the “Amendment”), by and among Google, Sub I, Oxide LLC, a Delaware limited liability company and a wholly-owned subsidiary of Google (the “Company”), and On2, on February 19, 2010, Sub I merged with and into On2 with On2 surviving as a wholly-owned subsidiary of Google (the “First Step Merger”). Shortly after the First Step Merger, On2 merged with and into the Company with the Company surviving as a wholly-owned subsidiary of Google under the name On2 Technologies, LLC (the “Second Step Merger” and together with the First Step Merger, the “Mergers”).

As a result of the First Step Merger, shares of On2 common stock, which traded under the symbol “ONT”, have ceased being traded on, and have been delisted from, the NYSE Alternext US, Inc. (“AMEX”).

Pursuant to the terms of the Merger Agreement, as amended, each outstanding share of On2 common stock was converted into the right to receive a combination of (a) $0.15 in cash, (b) 0.0010 of a share of Google Class A Common Stock and (c) cash payable in lieu of any fractional shares of Google Class A Common Stock (collectively, the “Merger Consideration”). The amount of cash payable (rounded to the nearest whole cent) in lieu of any fraction of a share of Google Class A Common Stock (after aggregating all fractional shares issuable to a former On2 stockholder) will be determined by multiplying such fraction by the Trading Price, which is defined in the Merger Agreement, as amended, as the volume weighted-average trading price of a share of Google Class A Common Stock as reported on Nasdaq based on the sales price of every share of Google Class A Common Stock traded during the immediately preceding trading day prior to the Closing. The Trading Price of Google Class A Common Stock determined in accordance with the terms of the Merger Agreement, as amended, during Thursday, February 18, 2010 was $541.2967.

In connection with the Mergers, Google issued approximately 174,000 shares of its Class A Common Stock to former holders of On2 common stock. The aggregate value of the consideration paid in connection with the Mergers to former holders of On2 common stock was approximately $124 million.

Neither On2 nor any of its affiliates nor any person who was then a director or officer of On2 had a material relationship with Google prior to the completion of the Mergers.

The description of the Mergers contained in this Introduction does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference to Exhibit 2.1 of On2’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 6, 2009, and the Amendment, which is incorporated herein by reference to Exhibit 2.1 of On2’s Current Report on Form 8-K filed with the SEC on January 13, 2010.

Item 2.01.	Completion of Acquisition or Disposition of Assets

The information set forth in the Introduction above and Item 5.01 below is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As a result of the First Step Merger, all shares of On2 common stock were cancelled and converted into the right to receive the Merger Consideration. Accordingly, following completion of the First Step Merger, On2 requested that AMEX (i) withdraw On2 common stock from listing on AMEX prior to the open of trading on February 22, 2010 and (ii) file with the SEC an application on Form 25 to report the delisting of On2 common stock from AMEX. On February 22, 2010, in accordance with On2’s request, AMEX filed the Form 25 with the SEC in order to provide notification of such delisting and to effect the deregistration of On2’s common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). On2 intends to file with the SEC a certification on Form 15 under the Exchange Act, requesting that the On2 common stock be deregistered and that On2’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03.	Material Modifications to Rights of Security Holders

As a result of the consummation of the Mergers on February 19, 2010, each outstanding share of On2 common stock was converted into the right to receive the Merger Consideration.

Item 5.01.	Changes in Control of Registrant

The information set forth in the Introduction above and Item 5.02 below is incorporated herein by reference. Google funded the cash portion of the Merger Consideration through its existing cash on hand.

To the knowledge of the Company, except as set forth herein, there are no arrangements, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a further change in control of the Company.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the consummation of the Mergers and in accordance with the Merger Agreement, as amended, the directors of On2 resigned from their positions as directors of On2, effective as of the effective time of the First Step Merger.

In connection with the consummation of the Mergers and in accordance with the Merger Agreement, as amended, the executive officers of On2 resigned from their positions as executive officers of On2, effective as of the effective time of the First Step Merger.

Pursuant to the Merger Agreement, as amended, as of the effective time of the Second Step Merger, the officers of the Company became the officers of On2 Technologies, LLC, the surviving entity, and the directors of the Company became the directors of the surviving entity.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As a result of the consummation of the Mergers, the Certificate of Formation of the Company, as amended by the Certificate of Merger filed with the Secretary of State of the State of Delaware on February 19, 2010, became the Certificate of Formation of On2 Technologies, LLC, the surviving entity, and the Operating Agreement of the Company became the Operating Agreement of the surviving entity.

The Certificate of Formation, as amended by the Certificate of Merger, and the Operating Agreement are filed as Exhibit 3.1 and Exhibit 3.2 hereto, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Certificate of Formation, dated January 6, 2010, as amended by the Certificate of Merger, filed with the Secretary of State of the State of Delaware on February 19, 2010

3.2	Operating Agreement, dated January 6, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ON2 TECHNOLOGIES, LLC

Date: February 25, 2010	/S/ DONALD S. HARRISON
Donald S. Harrison President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Formation, dated January 6, 2010, as amended by the Certificate of Merger, filed with the Secretary of State of the State of Delaware on February 19, 2010

3.2	Operating Agreement, dated January 6, 2010